UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2018

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

14269 N. 87th Street, #205 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Chino Valley Lease

On May 1, 2018, Chino Valley Properties, LLC (“Chino Valley”), a wholly owned subsidiary of Zoned Properties, Inc. (the “Company”), and Broken Arrow Herbal Center, Inc. (“Broken Arrow”) agreed to terminate the lease dated April 6, 2015, as amended (the “Prior Chino Valley Lease”), in consideration of (i) entry into that certain Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 between Chino Valley and Broken Arrow (the “New Chino Valley Lease”), with a term of 22 years, expiring April 30, 2040, and (ii) abatement of rent that would otherwise have been due for the month of April under the Prior Chino Valley Lease. The New Chino Valley Lease provides for payment by Broken Arrow of a fixed monthly base rent of $35,000, as well as real property taxes, personal property taxes, privilege, sales, rental, excise, use and/or other taxes (excluding income or estate taxes) levied upon or assessed against Chino Valley. In addition, pursuant to the terms of the New Chino Valley Lease, Broken Arrow agreed to maintain insurance in full force during the term of the New Chino Valley Lease and any other period of occupancy of the premises by Broken Arrow. The New Chino Valley Lease includes a Guarantee of Payment and Performance by Alan Abrams and Christopher Carra.

Broken Arrow is owned, in whole or in part, directly or indirectly, by Messrs. Abrams and Carra, each of whom is a significant stockholder of the Company.

The foregoing description of the New Chino Valley Lease is not a complete description of all of the parties’ rights and obligations under the New Chino Valley Lease, and is qualified in its entirety by reference to the New Chino Valley Lease, a copy of which is filed as Exhibit 10.1, to this current report on Form 8-K and incorporated herein by reference.

Green Valley Lease

On May 1, 2018, Green Valley Properties, LLC (“Green Valley”), a wholly owned subsidiary of the Company, and Broken Arrow agreed to terminate the lease dated October 1, 2014 (the “Prior Green Valley Lease”), in consideration of (i) entry into that certain Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 between Green Valley and Broken Arrow (the “New Green Valley Lease”), with a term of 22 years, expiring April 30, 2040, and (ii) abatement of rent that would otherwise have been due for the month of April under the Prior Green Valley Lease. The New Green Valley Lease provides for payment by Broken Arrow of a fixed monthly base rent of $3,500, as well as real property taxes, personal property taxes, privilege, sales, rental, excise, use and/or other taxes (excluding income or estate taxes) levied upon or assessed against Chino Valley. In addition, pursuant to the terms of the New Green Valley Lease, Broken Arrow agreed to maintain insurance in full force during the term of the New Green Valley Lease and any other period of occupancy of the premises by Broken Arrow. The New Green Valley Lease includes a Guarantee of Payment and Performance by Messrs. Abrams and Carra. Each of Messrs. Abrams and Carra is a significant stockholder of the Company.

The foregoing description of the New Green Valley Lease is not a complete description of all of the parties’ rights and obligations under the New Green Valley Lease, and is qualified in its entirety by reference to the New Green Valley Lease, a copy of which is filed as Exhibit 10.2, to this current report on Form 8-K and incorporated herein by reference.

Tempe Lease

On May 1, 2018, Zoned Arizona Properties, LLC (“Zoned Arizona”), a wholly owned subsidiary of the Company, and CJK, Inc. (“CJK”) agreed to terminate the leases dated August 15, 2015, as amended, and June 15, 2017 (together, the “Prior Tempe Leases”), in consideration of (i) entry into that certain Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 between Zoned Arizona and CJK (the “New Tempe Lease”), with a term of 22 years, expiring April 30, 2040, and (ii) abatement of rent that would otherwise have been due for the month of April under the Prior Tempe Leases. The New Tempe Lease provides for payment by CJK of a fixed monthly base rent of $33,500, as well as real property taxes, personal property taxes, privilege, sales, rental, excise, use and/or other taxes (excluding income or estate taxes) levied upon or assessed against Zoned Arizona. In addition, pursuant to the terms of the New Tempe Lease, CJK agreed to maintain insurance in full force during the term of the New Tempe Lease and any other period of occupancy of the premises by CJK. The New Tempe Lease includes a Guarantee of Payment and Performance by Messrs. Abrams and Carra.

CJK is owned, in whole or in part, directly or indirectly, by Messrs. Abrams and Carra, each of whom is a significant stockholder of the Company.

The foregoing description of the New Tempe Lease is not a complete description of all of the parties’ rights and obligations under the New Tempe Lease, and is qualified in its entirety by reference to the New Tempe Lease, a copy of which is filed as Exhibit 10.3, to this current report on Form 8-K and incorporated herein by reference.

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Kingman Lease

On May 1, 2018, Kingman Property Group, LLC (“Kingman”), a wholly owned subsidiary of the Company, and CJK agreed to terminate the lease dated October 1, 2014 (the “Prior Kingman Lease”), in consideration of (i) entry into that certain Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 between Kingman and CJK (the “New Kingman Lease”), with a term of 22 years, expiring April 30, 2040, and (ii) abatement of rent that would otherwise have been due for the month of April under the Prior Kingman Lease. The New Kingman Lease provides for payment by CJK of a fixed monthly base rent of $4,000, as well as real property taxes, personal property taxes, privilege, sales, rental, excise, use and/or other taxes (excluding income or estate taxes) levied upon or assessed against Kingman. In addition, pursuant to the terms of the New Kingman Lease, CJK agreed to maintain insurance in full force during the term of the New Kingman Lease and any other period of occupancy of the premises by CJK. The New Kingman Lease includes a Guarantee of Payment and Performance by Messrs. Abrams and Carra. Each of Messrs. Abrams and Carra is a significant stockholder of the Company.

The foregoing description of the New Kingman Lease is not a complete description of all of the parties’ rights and obligations under the New Kingman Lease, and is qualified in its entirety by reference to the New Kingman Lease, a copy of which is filed as Exhibit 10.4, to this current report on Form 8-K and incorporated herein by reference.

Broken Arrow Confidential Advisory Services Agreement

On May 1, 2018, the Company entered into that certain Confidential Advisory Services Agreement by and between the Company and Broken Arrow (the “Broken Arrow CASA”), with a term expiring on April 30, 2040. Pursuant to the terms of the Broken Arrow CASA, Broken Arrow engaged the Company to perform certain advisory services in exchange for a fee equal to 10% of Broken Arrow’s gross revenue, commencing January 2019. Broken Arrow is owned, in whole or in part, directly or indirectly, by Messrs. Abrams and Carra, each of whom is a significant stockholder of the Company.

The foregoing description of the Broken Arrow CASA is not a complete description of all of the parties’ rights and obligations under the Broken Arrow CASA, and is qualified in its entirety by reference to the Broken Arrow CASA, a copy of which is filed as Exhibit 10.5 to this current report on Form 8-K and incorporated herein by reference.

CJK Confidential Advisory Services Agreement

On May 1, 2018, the Company entered into that certain Confidential Advisory Services Agreement by and between the Company and CJK (the “CJK CASA”), with a term expiring on April 30, 2040. Pursuant to the terms of the CJK CASA, CJK engaged the Company to perform certain advisory services in exchange for a fee equal to 10% of CJK’s gross revenue, commencing January 2019. CJK is owned, in whole or in part, directly or indirectly, by Messrs. Abrams and Carra, each of whom is a significant stockholder of the Company.

The foregoing description of the CJK CASA is not a complete description of all of the parties’ rights and obligations under the CJK CASA, and is qualified in its entirety by reference to the CJK CASA, a copy of which is filed as Exhibit 10.6 to this current report on Form 8-K and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On May 1, 2018, each of the Prior Chino Valley Lease, the Prior Tempe Leases, the Prior Green Valley Lease and the Prior Kingman Lease was terminated. The information set forth under Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On May 3, 2018, the Company issued a press release announcing the transition to a new and strategically important business model. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 by and between Chino Valley Properties, LLC and Broken Arrow Herbal Center, Inc.
10.2	Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 by and between Green Valley Group, LLC and Broken Arrow Herbal Center, Inc.
10.3	Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 by and between Zoned Arizona Properties, LLC and CJK, Inc.
10.4	Licensed Medical Marijuana Facility Triple Net (NNN) Lease Agreement dated May 1, 2018 by and between Kingman Property Group, LLC and CJK, Inc.
10.5	Confidential Advisory Services Agreement dated May 1, 2018 by and between Zoned Properties, Inc. and Broken Arrow Herbal Center, Inc.
10.6	Confidential Advisory Services Agreement dated May 1, 2018 by and between Zoned Properties, Inc. and CJK, Inc.
99.1	Press Release of Zoned Properties, Inc. dated May 3, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: May 3, 2018	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer

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